Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
NOTE 5 – RELATED PARTY TRANSACTIONS

Advisory Firm

The Company has an amended advisory agreement with Jamess Capital Group, LLC (formerly known as Amerasia Capital Group, LLC), a consulting firm affiliated with Mr. Seth, a Director of the Company (“Advisory Firm”) to provide non-investment banking related advisory services.  The Advisory Firm is due a monthly fee of $12,500.

NOTE 6 – RELATED PARTY TRANSACTIONS

Placement Agent

On December 6, 2011, the Company entered into an engagement agreement with its placement agent for the Series A Preferred Stock and Notes Offering (collectively the “Financings”), of which Mr. Seth, a director of the Company is Head of Healthcare Investment Banking.   The agreement was amended on April 12, 2012 and again on February 25, 2013.  Pursuant to the agreement, the placement agent was engaged on an exclusive basis for the Series A Preferred Stock and Notes Offering and as a financial advisor for assisting the Company with the restructuring of its capitalization and negotiating the conversion of its outstanding debt obligations to enable a successful financing (the "Notes Conversion").   In consideration for its services, the placement agent received: (a) an activation fee of $25,000 and a re-activation fee of $15,000, (b) a cash fee equal to 7% of the Notes Conversion and 10% of the gross proceeds raised in the Financings, and (c) non-accountable expense reimbursement equal to 2% of the gross proceeds raised.   The placement agent or its designees also received warrants to purchase shares of the Company’s common stock in an amount equal to 10% of the shares of common stock and warrants issued or issuable as part of the units sold in the Series A Preferred Stock Offering and Notes Offerings.  The agreement also provides that: (i) if the Company consummates any merger, acquisition, business combination or other transaction (other than a Share Exchange in a going public transaction) with any party introduced to it by the placement agent, the placement agent would receive a success fee equal to 8% of the aggregate consideration in such transactions, and (ii) if, within a period of 12 months after termination of the services described above, the Company requires a financing or advisory transaction the placement agent will have the right to act as the Company’s financial advisor and investment banker in such financing or transaction pursuant to a set fee schedule set forth in the February 25, 2013 engagement agreement.  For a period ending one year after the expiration of all lock-up agreements entered into in connection with the Share Exchange, any change in the size of the Company board of directors must be approved by the placement agent. See Note 4 on the warrants issued with respect to the Series A Preferred Stock and subordinated promissory notes.

On October 24, 2013, the Company entered into an engagement agreement which was amended December 19, 2013 with its placement agent, of which Mr. Seth, a director of the Company, is Head of Healthcare Investment Banking, to advise on the acquisition of Medeor Inc.  In consideration for its services, the placement agent was eligible to receive: (a) a cash success fee equal to 8% of the value of the transaction plus a 2% non-reimbursable expense fee which was subsequently modified to a maximum of $150,000 plus, (b) $50,000 for a Fairness Opinion fee deductible against the success fee, and (c) a $50,000 activation fee.  The agreement also provides that: (i) if the Company consummates any merger, acquisition, business combination or other transaction (other than the Share Exchange) with any party introduced to it by the placement agent, the placement agent would receive a fee equal to 8% of the aggregate consideration in such transactions, and (ii) if, within a period of 12 months after termination of the advisory services described above, the Company requires a financing or similar advisory transaction the placement agent will have the right to act as the Company’s financial advisor and investment banker in such financing or transaction pursuant to a set fee schedule set forth in the engagement agreement.
The placement agent also received cash proceeds from the Company of $554,700 and $470,300, respectively for the 2013 and 2012 Series A preferred stock offerings, respectively.  The placement agent received cash proceeds from the Company of $68,400 and $25,100, respectively for the subordinated promissory notes issued during 2013 and 2012.  The placement agent also received a strategic advisory fee of approximately $272,000 for restructuring the Company in 2012.

During the years ended December 31, 2013 and 12, the placement agent received the following warrants:

	Number of warrants	Exercise price per share	Expiration
Series A preferred offering	12,500,000	$0.08	2019-2020
Subordinated promissory note offering	1,406,250	$0.08	2019-2020
Acquisition of Medeor	2,000,000	$0.11	2020
	15,906,250

Advisory Firm

On December 6, 2011, as amended, the Company entered into an advisory agreement with Jamess Capital Group, LLC (formerly known as Amerasia Capital Group, LLC), a consulting firm affiliated with Mr. Seth, a Director of the Company (“Advisory Firm”) to provide non-investment banking related advisory services.  The Advisory Firm is due a monthly fee of $12,500 and the agreement is terminable by either party with three months written notice and is to be issued fully vested warrants to purchase common stock equal to 12% of the outstanding capital stock of the Company as of the effective date of the going public transaction (exercisable at an exercise price of $0.01 per share).  As of December 31, 2013, the Company considers warrants to purchase 36,186,773 shares of common stock issued, but not vested (representing 12% of the outstanding capital stock of the Company as of December 31, 2013.)  The Advisory Firm is also eligible to be reimbursed upon the submission of proper documentation for ordinary and necessary out-of-pocket expenses not to exceed $5,000 per month.

Wonpung Mulsan

In 2007, the Company entered into a license development and commercialization agreement with Wonpung Mulsan Co., Ltd. (“Wonpung”) (“Licensee”), a shareholder of the Company.  (See Note 8).

During 2007, the Company also received $1,500,000 of cash proceeds from Wonpung for 1,500,000 shares of the Company’s common stock.

During 2012, the Company issued Wonpung 17,250,000 shares of series A preferred stock for services.  The Company recorded the fair value of the shares issued as stock-based compensation expense of $1,305,200, which was recorded as equity for approximately $1,006,100 and derivative liability for approximately $299,100.  The fair value of the shares was determined via a third party valuation.  (See Note 4).  In addition, because the shares contained certain anti-dilution protection, the conversion feature of the preferred stock was accounted for as a derivative liability.

Acquisition of Medeor

In April 2012, the Company entered into a license agreement with Medeor and issued 170,890 shares of stock for the license agreement. The Chief Executive Officer was a shareholder of Medeor. At December 31, 2013, the Company issued 25,000,000 shares of common stock in exchange for all the outstanding stock of Medeor whose only asset was a research and development project. The transaction was valued at its fair value of $3,750,000 and was expensed to research and development expense. The fair value of the shares was determined via a third party valuation.  (See Note 4).  In connection with the Company’s merger of Medeor, the Company assumed the obligation to pay a third party for a license agreement. The licensee will earn royalties and a milestone payment as defined in the license agreement.